EXHIBIT 10.1

EIGHTH AMENDMENT
Dated as of September 30, 2015
to the
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This EIGHTH AMENDMENT (this “Amendment”) dated as of September 30, 2015 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland” or “Master Servicer”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, THE BANK OF NOVA SCOTIA (“Agent” or “Scotiabank”), as agent for the Investors, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Investor and Uncommitted Investor, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as a Managing Agent, an Administrator and a Committed Investor.

RECITALS

WHEREAS, the parties hereto (other than CACIB and Atlantic) have entered into that certain Transfer and Administration Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, Atlantic desires to become a party to the Agreement as a Conduit Investor and Uncommitted Investor, and CACIB desires to become a party to the Agreement as a Managing Agent, an Administrator and a Committed Investor, in each case, on the terms set forth herein; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Definitions.

All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.

SECTION 2.    Joinder of Purchasers.

(a)            Joinder.  Effective as of the date hereof, (i) Atlantic hereby becomes a party to the Agreement as a Conduit Investor and Uncommitted Investor thereunder with all the rights, interests, duties and obligations of a Conduit Purchaser set forth therein, (ii) CACIB hereby becomes a party to the Agreement  as an Administrator and a Committed Investor thereunder with all the rights, interests, duties and obligations of a Related Committed Purchaser set forth therein and (iii) Atlantic and CACIB shall constitute the members of a single new Investor Group, each of Atlantic and CACIB hereby appoints CACIB as its Managing Agent and CACIB hereby becomes a party to the Agreement and the Master Fee Letter as a Managing Agent thereunder with all the rights, interests, duties and obligations of a Managing Agent set forth therein.  In its capacity as a Committed Investor, CACIB’s Commitment shall be the amount set forth on Schedule V attached hereto.

(b)           Consents.  The parties hereby consent to the joinder of Atlantic and CACIB as parties to the Agreement on the terms set forth in clause (a) above.

(c)           Credit Decision.  Each of CACIB and Atlantic (i) confirms that it has received a copy of the Agreement, other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and (ii) agrees that it will, independently and without reliance upon the Agent, any other Conduit Investor, any Managing Agent, any Committed Investor or any other Investor, (in any capacity) or any of their Affiliates, based on such documents and information as CACIB or Atlantic (as the case may be) shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Transaction Document.  None of the Agent, any other Conduit Investor, any Managing Agent, any Committed Investor or any other Investor, (in any capacity) or any of their Affiliates  makes any representation or warranty and assumes no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the SPV, the Master Servicer, the Guarantor or the Originators or the performance or observance by any of the SPV, the Master Servicer, the Guarantor or the Originators of any of their respective obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

(d)           Notice Addresses.  Notices to Atlantic and CACIB, respective, under the Transaction Documents should be sent to the addresses set forth below, or such other addresses designated by Atlantic and CACIB from time to time in accordance with the Agreement:

If to CACIB:
Address:	Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention:
Telephone:
Facsimile:
Email:

If to Atlantic:

Address:	Atlantic Asset Securitization LLC
c/o Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019

Attention:
Telephone:
Facsimile:
Email:

SECTION 3.    Increase of Facility Limit. Effective as of the date hereof, the Facility Limit is hereby increased to $250,000,000.00.

SECTION 4.    Amendments to the TAA.

(a)           Section 1.1 of the TAA is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Atlantic” means Atlantic Asset Securitization LLC.

“Atlantic Administrator” means CACIB or an Affiliate thereof, as administrator for Atlantic, or CACIB or an Affiliate thereof, as administrator for any Conduit Assignee of Atlantic.

“Atlantic Committed Investor” means each financial institution party to this Agreement as an Atlantic Committed Investor.

“CACIB” means Credit Agricole Corporate And Investment Bank.

“CACIB Investor Group” is defined in the definition of Investor Group.

“CRR” means Regulation (EU) No. 575/2013 of the European Parliament and the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No. 648/2012, together with the related implementing technical standards and regulatory technical standards and any related regulatory guidance published by the European Banking Authority and adopted by the European Commission.

(b)           The following definitions are amended and restated in their entirety:

“Administrators” means the Liberty Street Administrator, the Gotham Administrator, the Atlantic Administrator and any other Person that becomes a party to this Agreement as an “Administrator”.

“Committed Investors” means (a) for the Scotiabank Investor Group, the Liberty Street Committed Investors, (b) for the PNC Investor Group, the PNC Committed Investors, (c) for the BTMU Investor Group, the Gotham Committed Investors, (d) for the CACIB Investor Group, the Atlantic Committed Investors and (e) for any other Investor Group, each of the Persons executing this Agreement in the capacity of a “Committed Investor” for such Investor Group in accordance with the terms of this Agreement, and, in each case, successors and permitted assigns.

“Conduit Investor” means Liberty Street, Gotham, Atlantic, and any other Person that shall become a party to this Agreement in the capacity as a “Conduit Investor” and any Conduit Assignee of any of the foregoing.

 “Investor Group” means each of the following groups of Investors:

(a)           Liberty Street, any Conduit Assignee thereof, Scotiabank, as Administrator and Managing Agent, and the Liberty Street Committed Investors from time to time party hereto (the “Scotiabank Investor Group”);

(b)           PNC, as Managing Agent, and the PNC Committed Investors from time to time party hereto (the “PNC Investor Group”);

(c)           Gotham, any Conduit Assignee thereof, BTMU, as Administrator and Managing Agent, and the Gotham Committed Investors from time to time party hereto (the “BTMU Investor Group”);

(d)           Atlantic, any Conduit Assignee thereof, CACIB, as Administrator and Managing Agent, and the Atlantic Committed Investors from time to time party hereto (the “CACIB Investor Group”); and

(e)           any Conduit Investor, if applicable, its Administrator, if applicable, Managing Agent and the related Committed Investors from time to time party hereto.

“Letter of Credit Issuer” means Scotiabank, PNC, or any other Investor or Affiliate of Scotiabank, PNC, or such other Investor so designated, and which accepts such designation, by the SPV, and which is approved by the Agent (such approval not to be unreasonably withheld, conditioned or delayed).

"Letter of Credit Sublimit" means, at any time, an amount equal to $250,000,000.00.

“Uncommitted Investor” means Liberty Street, Gotham, Atlantic and any other Conduit Investor designated as an “Uncommitted Investor” for any Investor Group and any of their respective Conduit Assignees.

(c)           Section 2.7 of the TAA is hereby amended and restated in its entirety with the following:

Payments and Computations, Etc.  All amounts to be paid or deposited by the SPV or the Master Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon on the day when due in immediately available funds without set-off or counterclaim; if such amounts are payable to the Agent or any Managing Agent (whether on behalf of any Investor or otherwise) they shall be paid or deposited in the account indicated under the heading “Payment Information” in Section 11.3, until otherwise notified by the Agent or any Managing Agent.  The SPV shall, to the extent permitted by Law, pay to the Agent or the applicable Managing Agent, for the benefit of the Investors, upon demand, interest on all amounts not paid or deposited when due hereunder at the Default Rate.  All computations of per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.  Any computations made by the Agent or any Managing Agent of amounts payable by the SPV hereunder shall be binding upon the SPV absent manifest error.

(d)           Section 11.8 of the TAA is hereby amended by inserting the following language as new paragraph (i):

(i)            Certain Permitted Pledges.  Notwithstanding anything to the contrary set forth herein, (i) any Investor may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Net Investment and Yield) and any other Transaction Document to secure its obligations to a Federal Reserve Bank without notice to or the consent of any Person, and (ii) any Conduit Investor may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Net Investment and Yield) and any other Transaction Document to any collateral trustee, collateral agent or secured party acting on behalf of the holders of the commercial paper notes issued by such Conduit Investor, in each case, without notice to or consent from any other Person; provided, however, that no such pledge or grant described in this paragraph shall (x) relieve the applicable pledgor or grantor of its obligations under this Agreement or (y) substitute the recipient of such pledge or grant for the applicable pledgor or grantor as a party hereunder.

(e)           Section 6.1 of the TAA is hereby amended by inserting the following language as new paragraph (s):

(s)        Risk Retention.   Ashland, as originator for purposes of the CRR, shall at all times own a net economic interest in the Receivables (the “Retained Interest”) in an amount at least equal to 5% of the aggregate Net Investment at such time in the form of a first loss tranche under paragraph 1(d) of Article 405 of the CRR.  Ashland shall hold the Retained Interest by means of (i) the SPV’s right to receive residual Collections on the Receivables in accordance with the terms hereof (including Section 2.12(c)), (ii) the Originators’ 100% collective ownership of all the equity interests in the SPV and (iii) Ashland’s 100% direct or indirect ownership of all the equity interests of each Originator (other than Ashland).  Ashland shall not (x) change the manner in which it retains the Retained Interest, or (y) enter into any credit risk mitigation, short position or any other hedge with respect to the Retained Interest, in either case, except to the extent permitted under the CRR.  Ashland will cooperate with each Investor (including by providing such information and entering into or delivering such additional agreements or documents reasonably requested by such Investor or its Managing Agent) to the extent reasonably necessary to permit such Investor to perform its due diligence and monitoring obligations (if any) under the CRR.

(f)            Schedule 11.3 to the TAA is hereby amended by inserting the following notice and payment information for Atlantic and CACIB:

If to the Atlantic Administrator

Crédit Agricole Corporate and Investment Bank
as Administrator
1301 Avenue of the Americas
New York, NY 10019
Attention:
Telephone:
Facsimile:
Email:
Payment Information:

Credit Agricole Corporate and Investment Bank
ABA:
Account name:
Account #:
Attn:
Ref:
If to the Managing Agent for the CACIB Investor Group

Crédit Agricole Corporate And Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention:
Telephone:
Facsimile:
Email:
Payment Information:

Credit Agricole Corporate and Investment Bank
ABA:
Account name:
Account #:
Attn:
Ref:

(g)           For the avoidance of doubt, the parties hereto acknowledge and agree that, from and after the date hereof, neither BTMU nor CACIB shall constitute a Letter of Credit Issuer under the TAA and the other Transaction Documents.

(h)           Notwithstanding anything to the contrary in the TAA, no Letter of Credit Issuer shall have an obligation to issue or extend any Letter of Credit under the TAA unless and until such Letter of Credit Issuer (in its sole discretion) has notified the Agent, Ashland and the SPV in writing that such Letter of Credit Issuer is thereafter willing to issue Letters of Credit in accordance with the terms of the TAA.

SECTION 5.    Representations and Warranties.  Each of Ashland, Ashland Specialty Ingredients, and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:

(i)	after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;

(ii)
the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(iii)
this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 6.    Pro Forma Master Servicer Report.  On or prior to the date hereof, the Master Servicer shall deliver to the SPV, the Agent and each Managing Agent a pro forma Master Servicer Report as of August 31, 2015 setting forth the characteristics of the Receivables.

SECTION 7.    Effectiveness.  This Amendment shall become effective as of the date first above written upon receipt by the Agent of:

(i)	counterparts of this Amendment duly executed by each of the parties hereto;

(ii)	the pro forma Master Servicer Report described in Section 6 above;

(iii)
a letter from in-house counsel to Ashland, in form and substance reasonably acceptable to CACIB, providing that CACIB and Atlantic may rely on the opinions of counsel previously delivered by such Person in connection with the transactions contemplated by the Transaction Documents; and

(iv)
a letter from Squire Patton Boggs (US) LLP, in form and substance reasonably acceptable to CACIB, providing that CACIB and Atlantic may rely on the opinions of counsel previously delivered by such firm in connection with the transactions contemplated by the Transaction Documents.

SECTION 8.    Reference to the Effect on the Transaction Documents.

(a)           On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Transfer and Administration Agreement” or “the TAA,” “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

(b)           The Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed.  The covenants and other obligations of the SPV, Master Servicer, and each Originator (each in any capacity) shall continue under the Transaction Documents.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under the Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Agreement or any other Transaction Document.

SECTION 9.    Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 10.    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 11.    Transaction Document.  This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.

SECTION 12.    Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 13.    Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ASHLAND INC.

By: /s/ Lynn P. Freeman
Name: Lynn P. Freeman
Title: Assistant Treasurer
ASHLAND SPECIALTY INGREDIENTS G.P.

By: /s/ Lynn P. Freeman
Name: Lynn P. Freeman
Title: VP & Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

CVG CAPITAL III LLC

By: /s/ Asad P. Lodhi
Name: Asad P. Lodhi
Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

By: /s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

GOTHAM FUNDING CORPORATION, as a Conduit Investor and an Uncommitted Investor

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor and an Uncommitted Investor

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE BANK OF NOVA SCOTIA, as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

By: /s/ Darren Ward
Name: Darren Ward
Title: Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent and Administrator for the BTMU Investor Group

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Committed Investor for the BTMU Investor Group

By: /s/ Mark Campbell
Name: Mark Campbell
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, a Managing Agent, and a Committed Investor

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Investor, a Managing Agent and an Administrator

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

SCHEDULE V

COMMITMENTS

Committed Investor.	Commitment.
The Bank of Nova Scotia	$89,500,000.00
The Bank Of Tokyo-Mitsubishi UFJ, LTD.	$53,500,000.00
PNC Bank, National Association	$53,500,000.00
Credit Agricole Corporate and Investment Bank	$53,500,000.00